UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements as defined by United States securities laws that involve inherent risks and uncertainties.  These statements relate to two uncompleted securities offerings.  These statements are subject to completion of the respective securities offerings.  Completion of these securities offerings requires, among other things, the satisfaction  or waiver of the conditions to closing specified in the applicable underwriting agreement, including the absence of a material adverse change to State Street Corporation, and other customary conditions.  Therefore, actual outcomes and results may differ materially from what is expressed in those statements.  The forward-looking statements contained in this report speak only as of the date hereof, and State Street Corporation will not undertake efforts to revise those forward-looking statements to reflect events after this date.

Item 8.01 Other Events

Floating Rate Capital Securities

On April 23, 2007, State Street Corporation and State Street Capital Trust IV, a wholly owned subsidiary of State Street, entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named in the Underwriting Agreement, for the sale of $800,000,000 (in aggregate liquidation amount) of Floating Rate Capital Securities, liquidation amount $1,000 per security, of State Street Capital Trust IV registered pursuant to an automatic shelf registration statement on Form S-3ASR (SEC File No. 333-132606).  Each capital security offered will represent an undivided preferred beneficial interest in the assets of the Trust.  The only assets of the Trust will be State Street’s Floating Rate Junior Subordinated Debentures with an initial scheduled maturity date of June 15, 2037 and an initial final repayment date of June 1, 2067.

The Trust will pay distributions on the capital securities only from the proceeds, if any, of interest payments on the junior subordinated debentures.  The junior subordinated debentures will pay interest at an annual rate of three-month LIBOR plus 1.00% from and including April 30, 2007 to but excluding June 15, 2047 and one-month LIBOR plus 1.99% thereafter.  State Street has the right, on one or more occasions in specified circumstances, to defer interest payments on the junior subordinated debentures for one or more interest periods that do not exceed ten years without giving rise to an event of default.  State Street may extend at its option in specified circumstances the initial scheduled maturity date of the junior subordinated debenture to June 15, 2047 and the final repayment date of the junior subordinated debentures to June 1, 2077.  At State Street’s option, the junior subordinated debentures may be redeemed in whole or in part at any time on or after June 15, 2012, or earlier, in whole, but not in part, in the event of significant tax, rating agency, capital treatment or investment company events, for a redemption price equal to 100% of the principal amount plus accrued and unpaid interest through the date of redemption.  The Trust will use the proceeds for redemption payments to redeem a like amount of capital securities.

The junior subordinated debentures will be subordinated to all of State Street’s existing and future senior, subordinated and junior subordinated debt, including the junior subordinated debentures issued by State Street in connection with prior issuances of capital securities issued by its capital trusts, except that the junior subordinated debentures will rank pari passu with any future debt that by its terms is not superior in right of payment and any trade accounts payable and accrued liabilities arising in the ordinary course of business.  The junior subordinated debentures will be effectively subordinated to all liabilities of State Street’s subsidiaries.  As a result, the capital securities also will be effectively subordinated to the same debt and liabilities.  State Street will provide a limited guarantee of the capital securities on a subordinated basis.

The offering is scheduled to be completed on April 30, 2007 and is subject to customary closing conditions.

Copies of the Underwriting Agreement, opinions of counsel, the Amended and Restated Trust Agreement, the Floating Rate Capital Securities Certificate, the Guarantee Agreement, the Second Supplemental Indenture and the Replacement Capital Covenant, or forms thereof, associated with this offering are filed with this report and are incorporated by reference into the registration statement.

Fixed and Floating Rate Notes

On April 25, 2007, State Street entered into an Underwriting Agreement with Lehman Brothers Inc., as representative of the underwriters named in the Underwriting Agreement, for the sale of $450,000,000 in principal amount of Fixed Rate Notes due April 30, 2017 and $250,000,000 in principal amount of Floating Rate Notes due April 30, 2012, each issued by State Street and registered pursuant to an automatic shelf registration statement on Form S-3ASR (SEC File No. 333-132606).  The fixed rate notes and the floating rate notes are collectively referred to as the notes.  The fixed rate notes will bear interest at a rate of 5.375% per annum.  The floating rate notes will bear interest at a rate equal to the then applicable U.S. dollar three-month LIBOR rate plus 0.10% per annum.

The offering is scheduled to be completed on April 30, 2007 and is subject to customary closing conditions.

Copies of the Underwriting Agreement, an opinion of counsel, the Fixed Rate Note Certificate and the Floating Rate Note Certificate, or forms thereof, associated with this offering are filed with this report and are incorporated by reference into the registration statement.  State Street may not redeem the notes prior to their maturity.  There is no sinking fund for the notes.  The notes are unsecured debt obligations of State Street.

Item 9.01   Financial Statements and Exhibits

(d)                 Exhibits

1.1                                 Underwriting Agreement dated April 23, 2007 among State Street Capital Trust IV, State Street Corporation and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as Representatives of the underwriters named therein.

1.2                                 Underwriting Agreement dated April 25, 2007 between State Street Corporation and Lehman Brothers Inc., as Representative of the underwriters named therein.

4.1                                 Form of Second Supplemental Indenture, between State Street Corporation and U.S. Bank National Association, as trustee, supplementing the Junior Subordinated Indenture dated December 15, 1996 between State Street Corporation and The Bank of New York (as successor in interest to J.P. Morgan & Co. (as successor in interest to Bank One Trust Company, N.A. (as successor in interest to the First National Bank of Chicago))).

4.2                                 Form of Amended and Restated Trust Agreement for State Street Capital Trust IV.

4.3                                 Form of Floating Rate Capital Securities Certificate of State Street Capital Trust IV (included as Exhibit B to Exhibit 4.2).

4.4                                 Form of Guarantee Agreement of State Street Corporation relating to the Floating Rate Capital Securities.

4.5                                 Form of Fixed Rate Note of State Street Corporation.

4.6                                 Form of Floating Rate Note of State Street Corporation.

5.1                                 Opinion of Ropes & Gray LLP relating to the validity of the Junior Subordinated Debentures and Guarantee.

5.2                                 Opinion of Richards, Layton & Finger, P.A. relating to the validity of the Floating Rate Capital Securities.

5.3                                 Opinion of Ropes & Gray LLP relating to the validity of the Fixed Rate Notes and the Floating Rate Notes.

8.1                                 Tax Opinion of Ropes & Gray LLP relating to the Floating Rate Capital Securities.

23.1                           Consent of Ropes & Gray LLP (included in Exhibit 5.1).

23.2                           Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

23.3                           Consent of Ropes & Gray LLP (included in Exhibit 5.3).

23.4                           Consent of Ropes & Gray LLP (included in Exhibit 8.1).

99.1                           Form of Replacement Capital Covenant of State Street Corporation relating to the Floating Rate Capital Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President and General Counsel
Date: April 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement dated April 23, 2007 among State Street Capital Trust IV, State Street Corporation and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as Representatives of the underwriters named therein.

1.2	Underwriting Agreement dated April 25, 2007 between State Street Corporation and Lehman Brothers Inc., as Representative of the underwriters named therein.
4.1

Form of Second Supplemental Indenture, between State Street Corporation and U.S. Bank National Association, as trustee, supplementing the Junior Subordinated Indenture dated December 15, 1996 between State Street Corporation and The Bank of New York (as successor in interest to J.P. Morgan & Co. (as successor in interest to Bank One Trust Company, N.A. (as successor in interest to the First National Bank of Chicago))).

4.2	Form of Amended and Restated Trust Agreement for State Street Capital Trust IV.
4.3	Form of Floating Rate Capital Securities Certificate of State Street Capital Trust IV (included as Exhibit B to Exhibit 4.2).
4.4	Form of Guarantee Agreement of State Street Corporation relating to the Floating Rate Capital Securities.
4.5	Form of Fixed Rate Note of State Street Corporation.
4.6	Form of Floating Rate Note of State Street Corporation.
5.1	Opinion of Ropes & Gray LLP relating to the validity of the Junior Subordinated Debentures and Guarantee.
5.2	Opinion of Richards, Layton & Finger, P.A. relating to the validity of the Floating Rate Capital Securities.
5.3	Opinion of Ropes & Gray LLP relating to the validity of the FixedRate Notes and the Floating Rate Notes.
8.1	Tax Opinion of Ropes & Gray LLP relating to the Floating Rate Capital Securities.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).
23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).
23.3	Consent of Ropes & Gray LLP (included in Exhibit 5.3).
23.4	Consent of Ropes & Gray LLP (included in Exhibit 8.1).
99.1	Form of Replacement Capital Covenant of State Street Corporation relating to the Floating Rate Capital Securities.